SECOND AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT to 1997 REVOLVING CREDIT AGREEMENT (the "Second Amendment") is intended to amend the terms of the 1997 Revolving Credit
Agreement (the "Agreement") dated as of February 26, 1997, as amended by the First Amendment to 1997 Revolving Credit Agreement, dated as of March 31, 1997, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; FIRST BANK, NATIONAL ASSOCIATION; BANK OF MONTREAL; LASALLE NATIONAL BANK; and NATIONSBANK, N.A. (successor in interest to the Boatmen's National Bank of St. Louis). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

         The parties hereby acknowledge that, effective as of the date hereof:

         1. The maturity date referenced in Section 2.1 of the Agreement shall be extended to June 30, 1999. Every reference in the Agreement to June 30, 1998 shall be changed to June 30, 1999. The maximum maturity date for Converted Notes of June 30, 2002 referenced in Section 2.4 of the Agreement shall be extended to June 30, 2003.

         2.        Section 4.20 of the Agreement is amended to read as follows:

                   4.20 Acquisitions. The Borrower shall not acquire any stock or any equity interest in, or warrants therefor or securities into the same, or a substantial portion of the assets of, another entity without the prior written consent of the Revolving Lenders; provided, however, that the Borrower shall be permitted to make on a cumulative basis from and after July 1, 1997 such acquisitions in an amount not to exceed Fifteen Million Dollars ($15,000,000) in the aggregate without the consent of the Revolving Lenders if such acquisitions are in or from entities which:

                                       (a)  are in the  business  of  electron-
                                    ically  communicating  time-sensitive
                                    information to subscribers;

                                       (b)  have  their  principal  place  of
                                    business  in the  United  States  or
                                    Canada; and

                                       (c) have a positive  operating cash flow,
                                    calculated in the same method as is used to calculate the Borrower's Operating Cash Flow for purposes of this Agreement; and

                                       1

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


                           the Borrower or any Subsidiary is not, and immediately after the making of such acquisition, will not be in default under any other covenant or provision of this Agreement (including, without limitation, the covenants and provisions pertaining to minimum net worth and limitations on indebtedness).

         This Second Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

         This Second Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT dated as of June 30, 1997.


                                               DATA TRANSMISSION NETWORK
                                               CORPORATION



                                               By
                                                 -------------------------------
                                                 Title:

                                               FIRST NATIONAL BANK OF OMAHA



                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               THE SUMITOMO BANK, LIMITED


                                               By
                                                 -------------------------------
                                                 Title:



                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               FIRST NATIONAL BANK, WAHOO,
                                               NEBRASKA



                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               NBD BANK


                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------

                                               Borrower

                                               NORWEST BANK NEBRASKA, N.A.




                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower
                                       7

                                               LASALLE NATIONAL BANK, a national
                                               banking association




                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               MERCANTILE BANK OF
                                               ST. LOUIS, N.A.


                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               FIRST BANK, NATIONAL
                                               ASSOCIATION


                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               NATIONSBANK, N.A.,
                                               Successor in Interest to The
                                               Boatmen's Nat'l Bank of St. Louis



                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                               BANK OF MONTREAL,
                                               Chicago Branch




                                               By
                                                 -------------------------------
                                                 Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                               INITIALED:


                                               --------
                                               Borrower

                                       12

                                    - 180 -